UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2021

(Date of earliest event reported)

AMAYA Global Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-174874	35-2379917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Grand Street

New York, NY 10013

Phone: 212-871-6174

(Address of principal executive offices and zip code and Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 1, 2021, the Board of Directors of AMAYA Global Holdings Corp (“Company”) reinstated the fiscal year end to September 30.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMAYA Global Holdings Corp.

Dated: September 1, 2021	/s/ Mann C. Yam Mann C. Yam CEO